Goodwill	6 Months Ended
Jun. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 7 — Goodwill

Goodwill represents the excess of the consideration paid of an acquisition over the fair value of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is not amortized and is tested for impairment at least annually, more often when circumstances indicate impairment may have occurred. The following table summarizes the components of acquired goodwill balances as of:

	December 31, 2022	June 30, 2023	June 30, 2023
	RMB	RMB	USD
	(Audited)
Goodwill from Shenzhen Bowei acquisition*	9,729,086	9,729,086	1,346,438
Goodwill from Shenzhen Tianyuemeng acquisition**	11,426,811	11,426,811	1,581,390
Goodwill	21,155,897	21,155,897	2,927,828

*	On July 1, 2020, Shenzhen Mengyun entered into acquisition agreement to acquire 100% equity interests of Shenzhen Bowei, a provider of holographic PCBA solutions. The transaction consummated on July 1, 2020. According to the agreement, acquisition consideration is RMB 20,000,000 (approximately USD 3.1 million) to acquire the 100% equity interests of Shenzhen Bowei. Acquired amortizable intangible assets includes customer relationship, software, and non-compete agreements. Approximately RMB 9.7 million (USD 1.5 million) of goodwill arising from the acquisition is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.
**	On October 1, 2020, Shenzhen Mengyun entered into acquisition agreement to acquire 100% equity interests of Shenzhen Tianyuemeng, an entity focused on holographic advertising services. The transaction consummated on October 1, 2020. According to the agreement, acquisition consideration is RMB 30,000,000 (approximately USD 4.6 million) to acquire the 100% equity interests of Shenzhen Tianyuemeng. Acquired amortizable intangible assets includes customer relationship, software, and non-compete agreements. Approximately RMB 11.4 million (USD 1.8 million) of goodwill arising from the acquisition is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.

The changes in the carrying amount of goodwill allocated to reportable segments as of December 31, 2022 and June 30, 2023 are as follows:

	Holographic solutions	Holographic technology service	Total	Total
	RMB	RMB	RMB	USD
As of December 31, 2022	9,729,086	11,426,811	21,155,897	3,067,317
As of June 30, 2023	9,729,086	11,426,811	21,155,897	2,927,828